UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 20, 2018

AquaVenture Holdings Limited
(Exact name of registrant as specified in Charter)

British Virgin Islands	001-37903	98-1312953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

c/o Conyers Corporate Services (B.V.I.) Limited Commerce House, Wickhams Cay 1 P.O. Box 3140 Road Town British Virgin Islands VG1111 (Address of principal executive office)

(813) 855-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2018, AquaVenture Holdings Limited (“AquaVenture” or the “Company”) entered into the Fourth Amendment to Credit Agreement (the “Amended Corporate Credit Agreement”) with a syndicate of lenders, including Deutsche Bank AG, London Branch, Citibank, N.A., Sequoia IDF Asset Holdings S.A., Comvest Capital IV, L.P., and Comvest Capital IV (Luxembourg) Master Fund, SCSP (the “Lenders”), and Wells Fargo Bank, N.A., as administrative agent for the Lenders.  The Amended Corporate Credit Agreement increased its borrowings by $40 million to an aggregate principal amount of $300 million. The incremental borrowings bear interest at a variable rate of LIBOR plus 5.50% with a LIBOR floor of 1.00%. A prepayment fee on the incremental borrowing, which declines over time, is due upon repayment if it occurs prior to December 20, 2019. The Amended Corporate Credit Agreement is non-amortizing and matures in August 2021. All other terms of the Amended Corporate Credit Agreement remained substantially unchanged.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
10.1+

Fourth Amendment To Credit Agreement, dated as of December 20, 2018, among AquaVenture Holdings Limited, Quench USA, Inc., the Lenders from time to time party thereto, and Wells Fargo Bank, N.A., as administrative agent and collateral agent for the Lenders and the Secured Parties

99.1	Press Release issued by the Company on December 20, 2018, furnished herewith

+  Certain exhibits and schedules within this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any exhibits or schedule so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2018	AquaVenture Holdings Limited

	By:	/s/ Lee S. Muller
Lee S. Muller
Chief Financial Officer

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